UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

ING MAYFLOWER TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PLEASE VOTE NOW!

ING INTERNATIONAL VALUE FUND

7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of ING International Value Fund, which was originally scheduled for January 6, 2011, has been adjourned due to lack of investor response.  The meeting is now scheduled for February 3, 2011 at 10:00 a.m. local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Our records indicate that we have not yet received your voting instructions.

YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders are being asked to vote on:

(1) a proposal to add del Rey Global Investors, LLC as an additional sub-adviser to the Fund;

(2)(A) a proposal to add ING Investment Management Asia/Pacific (Hong Kong) Limited as an additional sub-adviser to the Fund;

(2)(B) a proposal to add ING Investment Management Advisors B.V. as an additional sub-adviser to the Fund; and

(3) a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, the Fund’s investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

A shareholder may think his or her vote is not important, but it is vital.  Your vote will enable the Fund to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately.  You and all other shareholders will benefit from your cooperation.

For your convenience, we have provided easy methods below to register your vote:

1.	By Phone.

Please call Computershare Fund Services toll-free at 1-866-209-6472. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2.	By Internet.	Visit www.proxyweb.com and enter the control number located on your proxy card.

3.	By Touch-tone Phone.	Dial the toll-free number found on your proxy card and follow the simple instructions.

4.	By Mail.	Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize options 1, 2, or 3 to register your vote to ensure that we receive your executed proxy by Thursday, February 3, 2011. Thank you in advance.

PLEASE VOTE NOW!

ING INTERNATIONAL VALUE FUND

7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of ING International Value Fund, which was originally scheduled for January 6, 2011, has been adjourned due to lack of investor response.  The meeting is now scheduled for February 3, 2011 at 10:00 a.m. local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Our records indicate that we have not yet received your voting instructions.

YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders are being asked to vote on:

(1) a proposal to add del Rey Global Investors, LLC as an additional sub-adviser to the Fund;

(2)(A) a proposal to add ING Investment Management Asia/Pacific (Hong Kong) Limited as an additional sub-adviser to the Fund;

(2)(B) a proposal to add ING Investment Management Advisors B.V. as an additional sub-adviser to the Fund; and

(3) a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, the Fund’s investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

A shareholder may think his or her vote is not important, but it is vital.  Your vote will enable the Fund to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately.  You and all other shareholders will benefit from your cooperation.

For your convenience, we have provided easy methods below to register your vote:

1.	By Phone.

Please call Computershare Fund Services toll-free at 1-866-209-6472. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2.	By Internet.	Visit www.proxyvote.com and enter the control number located on your proxy card.

3.	By Touch-tone Phone.	Dial the toll-free number found on your proxy card and follow the simple instructions.

4.	By Mail.	Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize options 1, 2, or 3 to register your vote to ensure that we receive your executed proxy by Thursday, February 3, 2011. Thank you in advance.

PLEASE VOTE NOW!

ING INTERNATIONAL VALUE FUND

7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of ING International Value Fund, which was originally scheduled for January 6, 2011, has been adjourned due to lack of investor response.  The meeting is now scheduled for February 3, 2011 at 10:00 a.m. local time at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Our records indicate that we have not yet received your voting instructions.

YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders are being asked to vote on:

(1) a proposal to add del Rey Global Investors, LLC as an additional sub-adviser to the Fund;

(2)(A) a proposal to add ING Investment Management Asia/Pacific (Hong Kong) Limited as an additional sub-adviser to the Fund;

(2)(B) a proposal to add ING Investment Management Advisors B.V. as an additional sub-adviser to the Fund; and

(3) a “Manager-of-Managers” arrangement for the Fund to permit ING Investments, LLC, the Fund’s investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

A shareholder may think his or her vote is not important, but it is vital.  Your vote will enable the Fund to hold the meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately.  You and all other shareholders will benefit from your cooperation.

For your convenience, we have provided easy methods below to register your vote:

1.	By Internet.	Visit www.proxyvote.com and enter the control number located on your proxy card.

2.	By Touch-tone Phone.	Dial the toll-free number found on your proxy card and follow the simple instructions.

3.	By Mail.	Simply return your executed proxy in the enclosed postage paid envelope.

Please try to utilize either options 1 or 2 to register your vote to ensure that we receive your executed proxy by Thursday, February 3, 2011. Thank you in advance.